SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 10, 2006


                 Trust Certificates (TRUCs), Series 2001-1 Trust
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             (Exact name of registrant as specified in its charter)


          New York                   333-58504-01         13-7295550
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(State or other jurisdiction          (Commission       (I.R.S. employee
of incorporation)                     file number)      identification no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York                                          10005
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(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code: (212)-272-9422
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

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Item 8.01 Other Events.

On April 10, 2006, a final distribution was made to the holders of certificates issued by the Trust Certificates (TRUCs), Series 2001-1 Trust (the "Trust") in connection with termination of the Trust under the terms of the Trust Agreement. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

Item 9.01  Financial Statements, Pro-Forma Financial Information and Exhibits.

      (a)  Not Applicable.

      (b)  Not Applicable.

      (c)  Exhibits.

           99.1 Trustee's Report in respect of the April 10, 2006 Distribution Date





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        Trust Certificates (TRUCs), Series 2001-1 Trust
                        By:   U.S. Bank Trust National Association, not in
                              its individual capacity, but solely as
                              Trustee on behalf of Trust Certificates (TRUCs), Series 2001-1 Trust


                        By: /s/ Thomas E. Tabor
                            -------------------
                         Name: Thomas E. Tabor
                         Title: Vice President


Dated: April 10, 2006


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                                 EXHIBIT INDEX

Exhibit                                                                 Page

99.1        Trustee's Report in respect of the April 10, 2006
            Distribution Date                                            5






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